Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2022
Shares		% of Net Assets	Fair Value
	COMMON STOCK - 84.4%
	PUBLIC MANAGERS - 23.9%
7,000	Apollo Global Management	3.7%	$339,360
10,000	Blackstone Group LP (The)	9.9%	912,300
9,500	Carlyle Group (The)	3.3%	300,770
14,000	KKR & Company, Inc.	7.0%	648,060
	TOTAL COMMON STOCK (Cost - $3,071,296)	23.9%	$2,200,490

	DIRECT INVESTMENTS - 21.8%
	MXV SPV MASTER LP 1 (a)(b)(c)	10.9%	$1,000,000
	MXV SPV MASTER LP 2 (a)(b)(c)	10.9%	1,000,000
	TOTAL DIRECT INVESTMENTS (Cost - $2,020,000)	21.8%	$2,000,000

	PORTFOLIO FUNDS - 38.7%
	ASP Private Credit II (a)(b)(c)	11.0%	$1,008,902
	CRV SELECT FUND II, LP (a)(b)(c)	2.8%	260,995
	CRV XIX, LP (a)(b)(c)	1.1%	99,663
	Nextview All Access Fund (a)(b)(c)	0.6%	52,211
	Thoma Bravo Fund XV-A (a)(b)(c)	4.7%	429,591
	Threshold Ventures Select (a)(b)(c)	4.5%	418,199
	Work-Bench Ventures Select (a)(b)(c)	5.0%	455,000
	WP DVT, L.P (a)(b)(c)	9.0%	824,974
	TOTAL PORTFOLIO FUNDS (Cost - $3,610,377)	38.7%	$3,549,535

	SHORT-TERM INVESTMENT - 13.1%
	MONEY MARKET FUND - 13.1%
1,201,854	Morgan Stanley Institutional Liquidity Fund - Government Fund - Institutional Class, 1.39% +	13.1%	$1,201,854
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,201,854)	13.1%	$1,201,854

	TOTAL INVESTMENTS - 97.5% (Cost - $9,903,527)	97.5%	$8,951,879
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%		235,989
	NET ASSETS - 100.0%		$9,187,868

LP - Limited Partnership
(a) Non-income producing security.
(b) Illiquid security. The total fair value of these securities as of June 30, 2022 was $5,549,535, which represents 60.5% of total net assets.
(c) The value of this investment has been determined in good faith under policies adopted by the Board of Trustees.
+ Money market fund; interest rate reflects seven-day effective yield on June 30, 2022.